                                  UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:


[ ]  Preliminary Proxy Statement          [ ]  Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-12


                                  Dynamex Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

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        (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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   [ ]  Fee paid previously with preliminary materials.

   [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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


                                  DYNAMEX INC.
                              1431 GREENWAY DRIVE
                                   SUITE 345
                              IRVING, TEXAS 75038

                                   ----------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD DECEMBER 12, 2000

                                   ----------

To the Stockholders of DYNAMEX INC.:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Dynamex Inc., a Delaware corporation, will be held at the Dallas Marriott Las Colinas, Las Colinas Ballroom, 223 West Las Colinas Boulevard, Irving, Texas 75039, on Tuesday, December 12, 2000, at 1:00 P.M. Dallas time for the following purposes:

     1.   To elect five (5) directors of the Company;

     2. To ratify the Board of Directors' appointment of BDO Seidman, LLP as independent auditors of the Company for the year ended July 31, 2001; and

     3. To transact such other business as may properly come before the Annual Meeting and any adjournments thereof.

     Only stockholders of record at the close of business on October 10, 2000 are entitled to notice of, and to vote at, the meeting or any adjournment thereof.

     Whether or not you plan to attend the Annual Meeting and regardless of the number of shares you own, you are requested to sign and return the enclosed proxy card in the enclosed envelope (which requires no postage if mailed in the United States).

                                       By Order of the Board of Directors,


                                       Wayne Kern
                                       Secretary

Irving, Texas
November 3, 2000

                                  DYNAMEX INC.
                              1431 GREENWAY DRIVE
                                   SUITE 345
                              IRVING, TEXAS 75038

                                   ----------

                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD DECEMBER 12, 2000


     This Proxy Statement is furnished to stockholders of Dynamex Inc., a Delaware corporation (the "Company"), in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Annual Meeting of Stockholders to be held on Tuesday, December 12, 2000, and at any adjournments or postponements thereof.

     The enclosed proxy may be revoked at any time before it is exercised by filing with the Corporate Secretary an instrument revoking it, by submitting a subsequently dated proxy, or by appearing at the annual meeting and voting in person. Unless revoked, a properly signed and dated proxy that is returned will be voted in accordance with the directions thereon. If no instructions are specified, the shares will be voted for the election of the nominees for Director and for the ratification of BDO Seidman, LLP as independent auditors. If other matters are properly presented before the Annual Meeting, the persons voting the proxies will vote them in accordance with their best judgment.

     If a stockholder owns shares in "street name" by a broker, the broker, as the record holder of the shares, is required to vote those shares in accordance with your instructions. If a stockholder does not give instructions to the broker, the broker will nevertheless be entitled to vote the shares with respect to "discretionary" items but will not be permitted to vote the shares with respect to "non-discretionary" items (in which case, the shares will be treated as "broker non-votes").

     The election as a director of each nominee requires the affirmative vote of the holders of record of a plurality of the outstanding voting power of the shares of common stock represented, in person or by proxy, at the Annual Meeting. Abstentions and "broker non-votes" are counted as present and entitled to vote for the purposes of determining a quorum but are not counted for purposes of the election of a director.

     The affirmative vote of the holders of a majority of the outstanding common stock represented at the Annual Meeting is required to approve the proposal to amend and restate the Stock Plan. An abstention is counted as a vote against the proposal to ratify the selection of auditors. A broker "non-vote" is also counted as a vote against such proposal.

     This Proxy Statement with the accompanying Proxy are first being mailed to stockholders on or about November 10, 2000. The Company's Annual Report, covering the Company's 2000 fiscal year, is enclosed herewith but does not form any part of the materials for solicitation of proxies.

                       ACTIONS TO BE TAKEN AT THE MEETING

     At the Annual Meeting, holders of the Company's Common Stock (the "Common Stock") will consider and vote (i) to elect as directors of the Company Messrs. Richard K. McClelland, Kenneth H. Bishop, Brian J. Hughes, Wayne Kern, and Stephen P. Smiley, (ii) to ratify the Board of Directors' appointment of BDO Seidman, LLP as independent auditors of the Company for the year ended July 31, 2001, and (iii) to transact such other business as may properly come before the Annual Meeting.

     Only stockholders of record at the close of business on October 10, 2000 (the "Record Date"), are entitled to notice of, and to vote at, the Annual Meeting. As of the close of business on the Record Date, the Company had issued and outstanding, and entitled to vote at the Annual Meeting, 10,206,817 shares of Common Stock. Holders of record of Common Stock are entitled to one vote per share on the matters to be considered at the Annual Meeting.

     The presence, either in person or by properly executed proxy, of the holders of record of a majority of the voting power entitled to vote at the Annual Meeting is necessary to constitute a quorum at the Annual Meeting. The election as a director of each nominee set forth above requires the affirmative vote of the holders of record of a plurality of the shares of Common Stock present in person or by proxy and entitled to vote on the election of directors at the meeting.

     Where stockholders have appropriately specified how their proxies are to be voted, they will be voted accordingly. An automated system administered by the Company's transfer agent tabulates the votes. Abstentions and broker non-votes will be counted toward determining whether a quorum is present at the Annual Meeting. Votes submitted as abstentions on matters to be voted on at the Annual Meeting will be counted as votes against such matters. Broker non-votes will not count for or against the matters to be voted on at the Annual Meeting.

     The accompanying proxy, unless the stockholder otherwise specifies in the proxy, will be voted (i) for the election as director of the Company the five nominees listed above, (ii) to ratify the Board of Directors' appointment of BDO Seidman, LLP as independent auditors of the Company for the year ended July 31, 2001, and (iii) at the discretion of the proxy holders on any other matter that may properly come before the meeting or any adjournment thereof. Where stockholders have appropriately specified how their proxies are to be voted, they will be voted accordingly. If any other matter or business is brought before the meeting, the proxy holders may vote the proxies at their discretion. The directors do not know of any such other matter or business. Should any director nominee become unable or unwilling to accept nomination or election, the proxy holders may vote the proxies for the election in his stead of any other person the Board of Directors may recommend. Each nominee has expressed his intention to serve the entire term for which election is sought.

     DIRECTORS AND EXECUTIVE OFFICERS

     A brief description of each executive officer and director of the Company is provided below. All current directors of the Company are nominees for director at the Annual Meeting. Directors hold office until the next annual meeting of the stockholders or until their successors are elected and qualified. All officers serve at the discretion of the Board of Directors.

    Richard K. McClelland, 48, became the President, Chief Executive Officer and a director of the Company in May 1995 upon the closing of the Company's acquisition of Dynamex Express (the ground courier division of Air Canada), where he also served as President since 1988. He was elected as Chairman of the Board of the Company in February 1996. Prior to joining Dynamex Express in 1986, Mr. McClelland held a number of advisory and management positions with the Irving Group, Purolator Courier Ltd. and Sunbury Transport Ltd., where he was engaged in the domestic and international same-day air, overnight air, and trucking businesses.

     Kenneth H. Bishop, 63, has served as a director of the Company since August 1996. From 1974 to August 1996, Mr. Bishop was President and General Manager of Zipper Transportation Services, Ltd. and a related company (together "Zipper") which operated a same-day delivery business in Winnipeg, Manitoba. The Company acquired Zipper in August 1996.

     Brian J. Hughes, 39, has served as a director of the Company since May 1995. Mr. Hughes has served as the Vice President -- Investments of Guidant Mutual Insurance Company since September 1992. From 1986 to 1992, Mr. Hughes served as Assistant Vice President -- Investments at Boatmen's National Bank.

     Wayne Kern, 68, has served as a director of the Company since February 1996. Mr. Kern served as Senior Vice President and Secretary of Heritage Media Corporation from 1987 through August 1997. From 1991 to 1995, Mr. Kern also served as Executive Vice President of Crown Media, Inc. From 1979 to 1991, Mr. Kern served as the Executive or Senior Vice President, General Counsel and Secretary of Heritage Communications, Inc.

     Jeffrey N. MacDowell, 35, was elected as the Vice President - Finance and Corporate Development in January 1999. He joined the Company in August of 1998 as Managing Director - Corporate Development. Prior to joining the Company, Mr. MacDowell was Vice President of RentX Industries, Inc. from 1996 to 1998. From 1991 to 1996, Mr. MacDowell was a Vice President at Banque Paribas.

     Ray E. Schmitz, 54, joined the Company and was elected Vice President - Controller in January 1999. Prior to joining the Company, Mr. Schmitz was Vice President - Controller of EEX Corporation from 1997 to 1999. Previous to that he was Assistant Controller of ENSERCH Corporation and Controller of Enserch Exploration, Inc., a subsidiary of ENSERCH Corporation and predecessor to EEX Corporation, from 1984 to 1996.

     Stephen P. Smiley, 51, has served as a director of the Company since 1993 and was a Vice President of the Company from December 1995 through February 1996. Mr. Smiley was President of Hoak Capital Corporation from 1991 through February 1996. Mr. Smiley joined Hunt Financial Corporation (a private investment company) as Executive Vice President in February 1996, and was appointed President in January 1997.

     Mr. James H. Wicker, III, 30, was elected Vice President - Information Systems in January 1999. Mr. Wicker joined the Company as Director, Information Technology in April 1998. Prior to joining the Company, Mr. Wicker held the position of Director of Information Services at Heritage Media Corporation from March 1997 to April 1998. Previous to that he was Director of Information Services of Denton County from February 1988 to March 1997.

     OPERATIONS AND COMPENSATION OF THE BOARD OF DIRECTORS

     There were six (6) meetings of the Board of Directors during fiscal year 2000, five (5) via teleconference calls. No director attended fewer than 75% of the meetings of the Board (and any committees thereof) that he was required to attend.

     Directors who are employees of the Company do not receive additional compensation for serving as directors. Each director who is not an employee of the Company will receive an annual fee of $6,000 as compensation for his or her services as a member of the Board of Directors. Non-employee directors will receive an additional fee of $500 for each meeting of the Board of Directors attended in person by such director and $250 for each telephonic meeting in which such director participates. Non-employee directors who serve on a committee of the Board of Directors will receive $500 for each committee meeting attended in person and $250 for each telephonic committee meeting in which such director participates. On the date upon which a non-employee director is first elected or appointed a member of the Board, he shall receive a grant of a non-qualified stock option to purchase 2,000 shares of common stock. Non-employee directors subsequently re-elected at any annual meeting of stockholders shall receive as of the date of such annual meeting, the grant of a non-qualified stock option to purchase 2,000 shares of common stock. On August 26, 1999 each non-employee director was granted options to purchase 2,000 shares of common stock. On July 17, 2000, each non-employee director was granted options to purchase 5,000 shares of common stock. Options granted to non-employee directors are immediately exercisable. All directors of the Company are reimbursed for out-of-pocket expenses incurred in attending meetings of the Board of Directors or committees thereof, and for other expenses incurred in their capacities as directors of the Company.

     COMMITTEES OF THE BOARD OF DIRECTORS

     The Board of Directors has established three committees: a Compensation Committee, an Audit Committee and an Executive Committee. Each of these committees has two or more members who serve at the discretion of the Board of Directors.

     The Compensation Committee is responsible for reviewing and making recommendations to the Board of Directors with respect to compensation of executive officers, other compensation matters and awards under the Company's stock option plan. During fiscal year 2000, the Compensation Committee consisted of three members, Messrs. Bishop, Hughes and Smiley (none of whom is an officer or employee of the Company). The Compensation Committee met three times during fiscal year 2000. See "Report of the Compensation Committee" included elsewhere in this prospectus.

     The Audit Committee is responsible for reviewing the Company's financial statements, audit reports, internal financial controls and the services performed by the Company's independent public accountants, and for making recommendations with respect to those matters to the Board of Directors. During fiscal year 2000, the Audit Committee consisted of all four outside directors, Messrs. Bishop, Hughes, Kern and Smiley. The Audit Committee met five times during fiscal year 2000.

     The Executive Committee exercises all of the powers and authority of the Board of Directors in the management of the business and affairs of the Company, except as otherwise reserved in the Company Bylaws or designated by resolution of the Board of Directors for action by the full board or another committee thereof. The Executive Committee was designated in fiscal year 1997 and consists of two members, Messrs. McClelland and Smiley. There were no meetings held by the Executive Committee during fiscal year 2000.

     COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     No executive officer of the Company serves as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of the Company's Board of Directors or Compensation Committee.

     EXECUTIVE COMPENSATION

     The following summary compensation table sets forth the total annual compensation paid or accrued by the Company to or for the account of the Chief Executive Officer and the other executive officers of the Company whose total salary and bonus for the fiscal year ended July 31, 2000 exceeded $100,000:


                           SUMMARY COMPENSATION TABLE

                                                                                              Long-term
                                                                                             Compensation
                                                                                                Awards
                                                                                             ------------
                                                         Annual Compensation                  Securities
                                                  ------------------------------------        Underlying
Name and Principal Position                       Year      Salary ($)       Bonus ($)          Options
---------------------------                       ----      ----------       ---------       ------------

Richard K. McClelland                             2000        267,308         213,927    (1)     22,000
    President and Chief Executive Officer         1999        240,204         113,877    (1)     50,000
                                                  1998        220,000          19,890    (1)     65,000
                                                  1997        200,000         120,000            99,000

Jeffrey N. MacDowell(2)                           2000        145,000          50,750            18,000
    Vice President - Finance and                  1999        117,084          40,979            40,000
    Corporate Development

Ray E. Schmitz(3)                                 2000        144,500          60,540            18,000
    Vice President - Controller and               1999         66,000          16,500            25,000
    Chief Accounting Officer

James H. Wicker, III(4)                           2000        140,000          49,000            18,000
    Vice President - Information Services         1999        107,500          26,875            32,000


----------

(1) Includes $88,927, $113,877 and $19,890 for the fiscal years ended July 31, 2000, 1999 and 1998, respectively, for the exercise on May 15, 1998 of certain options to purchase 48,000 shares of common stock.

(2) Jeffrey N. MacDowell was initially elected an officer of the Company in January 1999.

(3) Ray E. Schmitz was initially elected an officer of the Company in January 1999.

(4) James H. Wicker, III was initially elected an officer of the Company in January 1999.

     EMPLOYMENT AND CONSULTING AGREEMENTS

     The Company has entered into an employment agreement with Mr. McClelland which provides for the payment of a base salary in the annual amount of $250,000, participation in an executive bonus plan, an auto allowance of Cdn $900 per month and participation in other employee benefit plans. The agreement also provides that upon Mr. McClelland's exercise of certain stock options to purchase 48,000 shares of Common Stock, the Company shall pay Mr. McClelland a bonus equal to the exercise price multiplied by the number of shares to be purchased by virtue of such exercise. Unless terminated earlier, the employment agreement shall continue until May 31, 2001, upon which date such agreement will be automatically extended for successive one-year renewal terms unless notice is given upon the terms provided in such agreement. Additionally, upon a sale or transfer of substantially all of the assets of the Company or certain other events that constitute a change of control of the Company, including the acquisition by a stockholder, other than certain named stockholders, of securities representing 15% of the votes that may be cast for director elections, the Company shall continue to pay Mr. McClelland the compensation set forth in such agreement for the greater of two years from the date of such change of control or the remainder of the agreement term. During the term of the employment agreement and pursuant to such agreement, Mr. McClelland shall be a member of the Board of Directors of the Company.

     Messrs. McClelland, MacDowell, Schmitz and Wicker have executed retention agreements with the Company that provide certain benefits in the event their employment is terminated subsequent to a change in control of the Company, as defined in the retention agreements. The retention agreements provide that if the officer is terminated, or if the officer elects to terminate employment under certain circumstances, the officer shall be entitled to a lump-sum payment of two times the sum of the officer's base salary and target bonus, an 18 month continuation of employee benefits, and reimbursement of certain legal fees, expenses, and any excise taxes. In the event the same type of benefits or payments are payable under both the employment contract and the retention agreement, Mr. McClelland will receive the higher benefit or payment, but not duplicate benefits or payments.

                      REPORT OF THE COMPENSATION COMMITTEE

     The Company's Compensation Committee (the "Committee") is empowered to review and recommend to the full Board of Directors the annual compensation and compensation procedures for all executive officers of the Company. The Committee (comprised solely of non-employee directors) also administers the Option Plan.

     As a matter of policy, the Compensation Committee believes that the annual compensation of the executive officers should consist of both a base salary component and bonus component. The base salary component should be based on generally subjective factors and include the contribution the executive officer made and is anticipated to make to the success of the Company, the level of experience and responsibility of the executive officer, the competitive position of the Company's executive compensation and the Company's historical levels of compensation for executive officers. The Compensation Committee does not expect to assign quantitative relative weights, however, to any of these factors. The bonus component of the annual compensation of the executive officers should provide executive officers with the opportunity to earn a significant portion of their base salary in the form of incentive compensation, which therefore puts a significant portion of their total compensation "at risk." This incentive compensation is contingent upon the achievement of certain agreed upon individual goals for each executive officer and the achievement of certain corporate objectives such as continued growth in the Company's earnings and revenues.

     The Company does not provide for any long-term compensation for executive officers other than through the granting of stock options. The Committee believes that the grant of stock options enables the Company to more closely align the economic interest of the executive officers to those of the stockholders. Option grants are made in the discretion of the Compensation Committee. The number of stock options granted to each executive employee is based primarily on their relative positions and responsibilities within the Company.

     Pursuant to his employment contract with the Company, Richard K. McClelland, the Company's chief executive officer, may not be awarded an annual bonus in an amount greater than 60% of his base salary for the fiscal year then ended, exclusive of special bonus payments to Mr. McClelland in 2000, 1999 and 1998 of $88,927, $113,877 and $19,890, respectively for the exercise on May 15, 1998 of certain options to purchase 48,000 shares of common stock. For fiscal year 2000, Mr. McClelland was awarded a bonus of $125,000, which amount represented 50% of his base compensation and, when aggregated with his salary, represented a 36% increase over his aggregate fiscal 1999 salary and bonus. The bonus was based on several factors, including the fiscal 2000 growth in the Company's revenues and earnings. Additionally, Mr. McClelland was awarded 22,000 options under the Company's Stock Option Plan in July 2000.

Dated August 8, 2000

                                       Compensation Committee

                                       Stephen P. Smiley (chairman)
                                       Brian J. Hughes
                                       Kenneth H. Bishop

     1996 STOCK OPTION PLAN

     The following table sets forth information regarding the grant of stock options under the Company's Amended and Restated 1996 Stock Option Plan ("Option Plan") during fiscal 2000 to the named executive officers:

                        OPTION GRANTS IN FISCAL YEAR 2000

                      OPTION/SAR GRANTS IN LAST FISCAL YEAR

                                 Individual Grants
                             ---------------------------
                                              % of Total                                        Potential
                              Number of        Options/                                  Realized Value at Assumed
                             Securities          SARs                                     Annual Rates of Stock
                             Underlying       Granted to   Exercise                       Price Appreciation for
                              Options/         Employees   Or Base                           Option Term (1)
                                SARs           in Fiscal    Price        Expiration      -------------------------
                              Granted (#)        Year      ($/Share)        Date           5%($)            10%($)
                             ------------     ----------   ---------     ----------      --------           ------

Richard K. McClelland           22,000           12.0%       $1.438      7-Jul-2010        19,896           50,420
Jeffrey N. MacDowell            18,000           10.0%       $1.438      7-Jul-2010        16,278           41,252
Ray E. Schmitz                  18,000           10.0%       $1.438      7-Jul-2010        16,278           41,252
James H. Wicker, III            18,000           10.0%       $1.438      7-Jul-2010        16,278           41,252

----------

(1) The 5% and 10% assumed annual rates of appreciation are mandated by the rules of the Securities and Exchange Commission and do not reflect the Company's estimates or projections of future prices of the shares of the Company's common stock. There can be no assurance that the amounts reflected in this table will be achieved.

     In fiscal year 2000, none of the executive officers named in the Summary Compensation Table exercised any of the options granted to him under the Option Plan. The following table sets forth information with respect to the unexercised options to purchase shares of the Company's Common Stock granted under the Option Plan to the executive officers named in the Summary Compensation Table and held by them at July 31, 2000.

                          FISCAL YEAR-END OPTION VALUES

     OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES

                                                                      Number of
                                                                     Securities                Value of
                                                                     Underlying              Unexercised
                                                                     Unexercised             In-the-Money
                                  Shares                             Options at               Options at
                                 Acquired                              FY-End                   FY-End
                                    on             Value            Exercisable/             Exercisable/
                                 Exercise         Realized          Unexercisable         Unexercisable (1)
                                 --------         --------          -------------         -----------------

Richard K. McClelland               --              --             150,400/291,000              --/--
Jeffrey N. MacDowell                --              --                8,000/58,000              --/--
Ray E. Schmitz                      --              --                5,000/43,000              --/--
James H. Wicker, III                --              --                7,800/50,000              --/--

(1) Based on the closing price of the Company's Common Stock on July 31, 2000 which price was $1.375 per share.

     SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Under the securities laws of the United States, the Company's directors and executive officers, and persons who own more than 10% of the Company's common stock, are required to report their initial ownership of the Company's common stock and any subsequent changes in that ownership to the Securities and Exchange Commission ("SEC"). Such persons are required by SEC regulation to furnish the Company with copies of all such reports.

     To the Company's knowledge, based solely on its review of the copies of such reports and amendments thereto furnished to the Company, the Company believes that during the Company's fiscal year ended July 31, 2000, all Section 16(a) filing requirements applicable to the Company's officers, directors, and ten percent shareholders were met, except as follows: Messrs. Smiley, Bishop and Kern failed to timely file two reports in connection with two transactions, and Messrs McClelland, MacDowell, Schmitz and Wicker failed to timely file one report. These were filed with the SEC on Form 5 "Annual Statement of Changes in Beneficial Ownership."

     STOCK PRICE PERFORMANCE

     Set forth below is a line graph indicating the stock price performance of the Company's common stock for the period beginning August 13, 1996 (the date of the Company's initial public offering) and ending July 31, 2000 as contrasted with the AMEX Market Index and the Russell 2000 Stock Index**. The graph assumes that $100 was invested at the beginning of the period and has been adjusted for any stock dividends distributed after August 13, 1996. No cash or stock dividends have been paid during this period.

                       COMPARATIVE CUMULATIVE TOTAL RETURN
                               AMONG DYNAMEX INC.,
                             NASDAQ COMPOSITE INDEX
                             AND RUSSELL 2000 INDEX


                                    [CHART]


                    ASSUMES $100 INVESTED ON AUGUST 31, 1996
                           ASSUMES DIVIDEND REINVESTED
                        FISCAL YEAR ENDING JULY 31, 2000


                    COMPARISON OF CUMULATIVE TOTAL RETURN OF
                      COMPANY, PEER GROUP AND BROAD MARKET

                                                                                FISCAL YEAR ENDING
                                                    --------------------------------------------------------------------------
COMPANY/INDEX/MARKET                                8/13/96          7/31/97          7/31/98         7/31/99          7/31/00
                                                    -------          -------          -------         -------          -------

Dynamex Inc                                          100.00            85.29           135.29           38.24            16.18
Russell 200 Index                                    100.00           133.37           136.45          145.05           162.90
AMEX Market Index                                    100.00           118.84           129.72          133.39           152.80

----------

** The Russell 2000 Stock Index represents companies with a market capitalization similar to that of the Company. The Company does not believe it can reasonably identify a peer group because it believes that there is only one public company engaged in lines of business directly comparative to those of the Company.

                      BENEFICIAL OWNERSHIP OF COMMON STOCK

     The following table sets forth certain information regarding the beneficial ownership of the Company's common stock as of July 31, 2000 for (i) each person known by the Company to own beneficially more than 5% of the common stock, (ii) each director, (iii) each Named Executive and (iv) all directors and executive officers of the Company as a group. Except pursuant to applicable community property laws and except as otherwise indicated, each stockholder identified in the table possesses sole voting and investment power with respect to its or his shares.

                                                                                 SHARES BENEFICIALLY
                                                                                        OWNED
                                                                            ------------------------------
NAME OF BENEFICIAL OWNER                                                    NUMBER(1)              PERCENT
------------------------                                                    ---------              -------

Richard K. McClelland.............................................            150,400                    *
Kenneth H. Bishop.................................................             15,422                    *
Brian J. Hughes(2)................................................                 --                    *
Wayne Kern........................................................             18,460                    *
Jeffrey N. MacDowell..............................................             10,000                    *
Ray E. Schmitz....................................................              6,000                    *
Stephen P. Smiley.................................................             14,160                    *
James H. Wicker, III..............................................              9,200                    *

All directors and executive officers as a group...................            223,642                 1.31%
Other 5% stockholders:
James M. Hoak, Jr.(3)                                                       1,406,765                13.90%
Nathan H. Dardick ................................................            678,100                 6.64%
   2331 Orrington Avenue
   Evanston, IL  60201
Safeco FUNDS(4)...................................................            685,000                 6.70%
Talon Asset Management, Inc.(5)...................................            534,960                 5.30%
   One North Franklin, Suite 450
   Chicago, IL  60606

----------

     * Indicates less than 1%.

(1) Includes shares issuable upon the exercise of stock options outstanding and fully vested as of July 31, 2000.

(2) Excludes 254,000 shares beneficially owned by Guidant Mutual Insurance Company, which employs Mr. Hughes as Vice President -- Investments. Mr. Hughes disclaims beneficial ownership of such shares.

(3) Mr. Hoak's address is One Galleria Tower, Suite 1050, 13355 Noel Road, Dallas, Texas 75240. Excludes an aggregate of 38,661 shares owned by Mr. Hoak's wife and children, to which shares Mr. Hoak disclaims beneficial ownership. 215,334 of the shares beneficially owned by Mr. Hoak are owned directly by CCP Investment Corporation, a Texas corporation, of which Mr. Hoak is the sole owner and director.

(4) Based on information as of January 28, 2000, as reported on Schedule 13G filed jointly by SAFECO Common Stock Trust, SAFECO Asset Management Company and SAFECO Corporation, of which shares are owned beneficially by registered investment companies for which each of SAFECO Common Stock Trust at 10865 Willows Road NE, Redmond, WA 98052, SAFECO Asset Management Company at 601 Union Street, Suite 2500, Seattle, WA 98101, and SAFECO Corporation at SAFECO Plaza, Seattle, WA 98185, serve as advisors.

(5)  Talon Asset Management, Inc. is an investment adviser as specified on
     Schedule 13G filing dated March 10, 1999, and reported shares are owned beneficially by registered investment companies for which Talon Asset Management Inc. serves as investment adviser.

                              CERTAIN TRANSACTIONS

     During the fiscal year ended July 31, 2000, the Company paid $120,000 to a company affiliated with Kenneth Bishop, a director of the Company, for rent on certain properties owned by such company. Rent payments for these properties are $10,000 per month.

     The Company has loaned Richard K. McClelland $204,000 in connection with the exercise of certain stock options at the time of the follow-on public offering. The principal amount of this loan is due in eight quarterly installments beginning August 31, 1998, of $25,500 plus accrued interest which accrues on the aggregate unpaid amount at the prime rate published by the Company's primary lenders. During fiscal year 2000, the officer repaid the remaining $102,000 of the loan principal plus accrued interest.

                 RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS

     The Board of Directors has appointed BDO Seidman, LLP as the Company's independent public accountants for the year ending July 31, 2001. BDO Seidman, LLP has served as the Company's independent public accountants for the fiscal years ended July 31, 1999 and 2000. Although the appointment of independent public accountants is not required to be approved by the stockholders, the Board of Directors believes stockholders should participate in the selection of the Company's independent public accountants. Accordingly, the stockholders will be asked at the meeting to ratify the Board's appointment of BDO Seidman, LLP as the Company's independent public accountants for the year ending July 31, 2001.

     Representative of BDO Seidman, LLP will be present at the meeting. They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions of the stockholders.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR BDO SEIDMAN, LLP AS INDEPENDENT PUBLIC ACCOUNTANTS AS DESCRIBED ABOVE.

                                  MISCELLANEOUS

     The Board of Directors knows of no other matters which are likely to come before the Annual Meeting. If any other matters should properly come before the Annual Meeting, it is the intention of the persons named in the accompanying form of Proxy to vote on such matters in accordance with their best judgment.

     The solicitation of proxies is made on behalf of the Board of Directors of the Company, and the cost thereof will be borne by the Company. The Company will also reimburse brokerage firms and nominees for their expenses in forwarding proxy material to beneficial owners of the Common Stock of the Company. In addition, officers and employees of the Company (none of whom will receive any compensation therefore in addition to their regular compensation) may solicit proxies. The solicitation will be made by mail and, in addition, may be made by telegrams, personal interviews, or telephone.


                                       By Order of the Board of Directors


                                       Wayne Kern
                                       Secretary

DATED: November 3, 2000

                                  DYNAMEX INC.
    PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY. [ ]

[                                                                             ]

1. ELECTION OF DIRECTORS--                             For   Withhold   For All
   Nominees: 01-Richard K. McClelland,                 All     All      Except
             02-Kenneth H. Bishop,                     [ ]     [ ]        [ ]
             03-Brian J. Hughes,
             04-Wayne Kern and
             05-Stephen P. Smiley

INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space below.

-----------------------------------------------

2. The ratification of the Board of Directors'
   appointment of BDO Seidman, LLP as
   independent auditors of the Company for the         For   Against    Abstain
   year ended July 31, 2001.                           [ ]     [ ]        [ ]

3. In the discretion of the proxy, on any other
   matter that may properly come before the            For   Against    Abstain
   meeting or any adjournment thereof.                 [ ]     [ ]        [ ]

Dated:
      -------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                    Signature

-------------------------------------------------------------------------------
                           (Signature if held jointly)

Please date the proxy and sign your name exactly as it appears hereon. Where there is more than one owner, each should sign. When signing as an attorney, administrator, executor, guardian or trustee, please add your title as such. If executed by a corporation, the proxy should be signed by a duly authorized officer. Please sign the proxy and return it promptly whether or not you expect to attend the meeting. You may nevertheless vote in person if you do attend.

--------------------------------------------------------------------------------
                            - FOLD AND DETACH HERE -


                            YOUR VOTE IS IMPORTANT!


          PLEASE VOTE, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY
                          USING THE ENCLOSED ENVELOPE.

PROXY                                                                      PROXY

                                  DYNAMEX INC.

  THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY.

     The undersigned hereby (a) acknowledges receipt of the Notice of Annual Meeting of Stockholders of Dynamex Inc. (the "Company") to be held on December 12, 2000, at 1:00 p.m., Dallas, Texas time, and the Proxy Statement in connection therewith, and (b) appoints Richard K. McClelland his proxy, with full power of substitution and revocation, for and in the name, place and stead of the undersigned, to vote upon and act with respect to all of the shares of Common Stock of the Company standing in the name of the undersigned or with respect to which the undersigned is entitled to vote and act at said meeting or at any adjournment thereof, and the undersigned directs that his proxy be voted as follows:

     THIS PROXY WILL BE VOTED AS SPECIFIED ON THE REVERSE SIDE. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES FOR DIRECTORS AND FOR THE RATIFICATION OF BDO SEIDMAN, LLP AS INDEPENDENT AUDITORS FOR THE COMPANY FOR THE YEAR ENDED JULY 31, 2001.

     The undersigned hereby revokes any proxy or proxies heretofore given to vote upon or act with respect to such stock and hereby ratifies and confirms all that said proxies, their substitutes, or any of them, may lawfully do by virtue hereof.

     PLEASE VOTE, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE
                               ENCLOSED ENVELOPE.

                 (Continued and to be signed on reverse side.)

--------------------------------------------------------------------------------





5491 -- DYNAMEX INC.